UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2006 ev3 Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51348	32-0138874
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9600 54th Avenue North, Suite 100 Plymouth, Minnesota	55442
(Address of Principal Executive Offices)	(Zip Code)

(763) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On May 9, 2006, the stockholders of ev3 Inc. approved and adopted the ev3 Inc. Amended and Restated 2005 Incentive Stock Plan incorporating an amendment to increase the number of shares of ev3 common stock authorized for issuance under the plan from 2 million to 6 million and all previous amendments to the plan. The stockholders of ev3 also approved and adopted the ev3 Inc. Employee Stock Purchase Plan.

ev3 Inc. Amended and Restated 2005 Incentive Stock Plan

A general description of the material features of the ev3 Inc. Amended and Restated Incentive Stock Plan (the “2005 plan”) is outlined below. This summary is qualified in its entirety by reference to the actual text of the 2005 plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Purpose. The primary purpose of the 2005 plan is to (a) attract and retain eligible employees, non-employee directors and consultants, (b) provide an incentive to eligible employees, non-employee directors and consultants to work to increase the value of the common stock of ev3 and (c) provide eligible employees, non-employee directors and consultants with a stake in the future of ev3 that corresponds with the stake of ev3’s stockholders.

Eligibility. Employees and consultants of ev3, its subsidiaries and affiliates, and non-employee directors of ev3 are eligible to receive stock-based incentive awards under the 2005 plan. A non-employee director is any member of the board of directors who is not an employee of ev3 or a parent, subsidiary or affiliate of ev3.

Administration. The 2005 plan is administered by the board of directors and the compensation committee of the board of directors of ev3. The board of directors grants all stock options and other incentive awards under the 2005 plan to ev3’s executive officers and directors. A non-employee director subcommittee of the compensation committee grants all other stock options and other incentive awards under the 2005 plan. The term “committee” as used in this description of the 2005 plan refers to either the board of directors, the compensation committee or the non-employee director subcommittee of the compensation committee administering the 2005 plan. Under the 2005 plan, the committee has the authority to administer and interpret the 2005 plan and to take such action in the administration and operation of the 2005 plan as the committee deems equitable under the circumstances, which will be binding on ev3 and on each affected eligible employee, non-employee director or consultant. The committee has the authority and discretion to establish the terms, conditions, performance criteria, restrictions and other provisions of awards (subject to the restrictions contained in the 2005 plan) granted under the 2005 plan. The committee may not reduce the exercise price of an option after it is granted, whether through amendment, cancellation, replacement or grant or otherwise, without obtaining stockholder approval.

Shares Available for Issuance. The number of shares of ev3 common stock authorized for issuance under the 2005 plan is 6 million. Shares issued pursuant to the exercise of stock options, stock appreciation rights or stock grants reduce the number of shares of common stock available for issuance under the 2005 plan. Any shares of common stock that are forfeited after being granted will again be available for issuance under the 2005 plan. Likewise, any shares of common stock used to pay the exercise price of an option or used to satisfy any purchase price required to be paid in connection with a stock grant will again be available for issuance under the 2005 plan.

Grant Limits. No eligible employee, non-employee director or consultant may, in any calendar year, be granted options to purchase more than 300,000 shares of ev3 common stock or stock appreciation rights that are based on the appreciation of more than 300,000 shares of common stock. In addition, no stock grants or stock unit grants may be made where the fair market value of the common stock subject to such grants as of the date of grant exceeds $10 million. No more than 500,000 shares of common stock will be issued pursuant to stock grants under the 2005 plan.

Adjustments. The number, kind or class of shares of common stock reserved for issuance under the 2005 plan, the annual grant limits, the number, kind or class of shares of common stock underlying the options or stock appreciation rights granted under the 2005 plan, and the option price of such options and the stock appreciation rights value, as well as the number, kind or class of shares of common stock subject to stock grants or stock unit grants under the 2005 plan, will be adjusted by the committee in an equitable manner to reflect any equity restructuring or change in ev3’s capitalization or any corporate transaction described in Section 424(a) of the Internal Revenue Code that does not constitute a change in control of ev3. In the event of any corporate transaction described in Section 424(a) of the Internal Revenue Code that does not constitute a change in control of ev3, the committee will have the right to make stock grants and option and stock appreciation right grants to complete the assumption of, or the substitution for, stock grants, stock unit grants, and option and stock appreciation right grants previously made by any other corporation to the extent that such substitution or assumption is required. Furthermore, if the committee makes any such grants in accordance with a required substitution of assumption, the committee will have the right to increase the number of shares of common stock available for issuance under the 2005 plan by the number of shares of common stock subject to such grant.

Options. Under the 2005 plan, non-incentive stock options may be granted to eligible employees, non-employee directors and consultants. Incentive stock options, however, which are intended to qualify for special tax treatment under Section 422 of the Internal Revenue Code, may only be granted to eligible employees of ev3 or a subsidiary or parent of ev3, as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code, respectively. The terms and conditions of each option will be determined by the committee, but no option will be granted at an exercise price that is less than the fair market value of ev3 common stock as determined on the grant date in accordance with the terms of the 2005 plan. In addition, if the option is an incentive stock option that is granted to a ten percent stockholder of ev3 or any parent or subsidiary of ev3, the exercise price may be no less than 110% of the fair market value of the shares of common stock underlying the option on the grant date. Moreover, no eligible employee may be granted incentive stock options that are first exercisable in any calendar year for shares of ev3 common stock having an aggregate fair market value (determined as of the date that the incentive stock option was granted) that exceeds $100,000. “Fair market value” under the 2005 plan means the closing sales price of ev3 common stock as reported by The Wall Street Journal as of a specified date.

Each option granted under the 2005 plan will be exercisable as provided in the grantee’s option certificate. However, if the only condition to the exercise of an option is the completion of a period of service, such period of service will not be less than one year, starting on the date the option is granted, unless the committee determines that a shorter period of service (or no period of service) better serves ev3’s interest. No option may be exercisable more than ten years from the grant date (or, if the option is an incentive stock option granted to a ten percent stockholder of ev3 and its affiliates, more than five years from the grant date). Any events that result in a forfeiture of the grant will be set forth in the grantee’s option certificate. The 2005 plan provides that the committee may permit exercise of an option by a variety of methods, including the payment in cash or shares of common stock or a combination of cash or shares of common stock, or a same day sale through a brokerage firm.

Stock Appreciation Rights. Stock appreciation rights entitle the holder to receive the appreciation in the fair market value of one share of common stock as of the date such right is exercised over the baseline price specified in the option or stock appreciation rights certificate (which baseline price is referred to as the “stock appreciation right value”) multiplied by the number of shares of ev3 common stock for which the stock appreciation rights are exercised. The “stock appreciation rights value” for stock appreciation rights must equal or exceed the fair market value of a share of ev3 common stock as determined on the grant date in accordance with the terms of the 2005 plan. Under the 2005 plan, stock appreciation rights may be granted either as part of an option or as stand-alone stock appreciation rights. If a stock appreciation right is granted together with an option, then the exercise of the stock appreciation rights will cancel the right to exercise the related option. Likewise, the exercise of the option will cancel the right to exercise the related stock appreciation rights. Stock appreciation rights granted as a part of an option will be exercisable only while the related option is exercisable. Stand-alone stock appreciation rights will be exercisable as provided in the stock appreciation rights certificate. The committee in its discretion may require completion of a period of service as an eligible employee, non-employee director or consultant before a stock appreciation right may be exercised, but if the only condition to the exercise of a stock appreciation right is the completion of a period of service, such period of service will not be less than one year, starting on the date the stock appreciation right is granted, unless the committee determines that a shorter period of service (or no period of service) better serves ev3’s interest.

Stock Grants. Stock grants are grants that are designed to result in the issuance of ev3 common stock to the eligible employee, non-employee director or consultant to whom the grants are made, and stock grants may be made by the committee subject to such terms and conditions, if any, as the committee acting in its absolute discretion deems appropriate. The committee, in its discretion, may provide that the rights of an eligible employee, non-employee director or consultant in a stock grant will be forfeitable unless certain conditions are satisfied. These conditions may include, for example, a requirement that the eligible employee continue employment or the non-employee director or consultant continue service with ev3 or a parent, subsidiary or affiliate of ev3 for a specified period or that ev3 or the eligible employee achieve stated performance or other objectives. If the only condition to the forfeiture of a stock grant is the completion of a period of service, such period of service will not be less than three years, starting on the date the stock grant is made, unless the committee determines that a shorter period of service (or no period of service) better serves ev3’s interest. Except as otherwise set forth in the stock grant certificate, if a cash dividend is paid on common stock subject to a stock grant while such stock grant remains subject to forfeiture conditions, then the cash dividend will be paid in cash directly to the eligible employee, non-employee director or consultant. If a stock dividend is paid on common stock subject to a stock grant while such common stock remains subject to forfeiture conditions, then the stock dividend will be held by ev3 subject to the same conditions or restrictions as the related stock grant. Except as otherwise set forth in the stock grant certificate, an eligible employee, non-employee director or consultant will have the right to vote ev3 common stock issued under a stock grant while such common stock remains subject to forfeiture conditions.

Stock Unit Grants. Stock unit grants are awards designed to result in cash payments to the eligible employees, non-employee directors and consultants to whom such grants are made based on the fair market value of the ev3 common stock underlying the grant, and stock unit grants may be made by the committee subject to such terms and conditions, if any, as the committee acting in its absolute discretion deems appropriate. The terms and conditions for a stock unit grant will be set forth in the certificate evidencing the grant and may include, for example, a requirement that the eligible employee continue employment or the non-employee director or consultant continue service with ev3 or a parent, subsidiary of ev3 for a specified period of time or that ev3 or the eligible employee achieve stated performance goals or other objectives. If the only condition to the forfeiture of a stock unit grant is the completion of a period of service, such period of service will not be less than three years, starting on the date the stock unit grant is made, unless the committee determines that a shorter period of service (or no period of service) better serves ev3’s interest.

Transferability. All awards granted under the 2005 plan are non-transferable, except for certain transfers as described below and transfers by an eligible employee, non-employee director or consultant pursuant to a will or under the laws of descent and distribution. Awards granted under the 2005 plan may be transferred by an eligible employee, non-employee director or consultant to family members (as defined for purposes of Form S-8 under the Securities Act of 1933, as amended) of such eligible employee, non-employee director or consultant to a trust exclusively for the benefit of one or more of the family members of such eligible employee, non-employee director or consultant; however, such transfer must be made as a gift without consideration and comply with applicable securities laws. An award exercisable during the lifetime of an eligible employee, non-employee director or consultant may be exercised only by the eligible employee, non-employee director or consultant.

Change in Control. If there is a change in control of ev3, then, generally, all conditions to the exercise of all outstanding options and stock appreciation rights and all issuance or forfeiture conditions on all outstanding stock grants and stock unit grants will be deemed satisfied; provided if any such issuance or forfeiture condition relates to satisfying any performance goal and there is a target for the goal, the issuance or forfeiture condition will be deemed satisfied generally only to the extent of the stated target. ev3’s board of directors will have the right, to the extent required as a part of the change in control transaction, to cancel all outstanding awards after giving eligible employees, non-employee directors and consultants a reasonable period of time to exercise their outstanding options and stock appreciation rights or to take such other action as is necessary to receive common stock subject to stock grants and the cash payable under any stock unit grants.

A change in control means, generally, (a) the acquisition by any person, entity or group (excluding, for this purpose, ev3 or its subsidiaries, any employee benefit plan of ev3 or its subsidiaries which acquires beneficial ownership of voting securities of ev3, any qualified institutional investor who meets the requirements of Rule 13d-1(b)(1) promulgated under the Securities Exchange Act of 1934, as amended, Warburg Pincus LLC and its affiliates, and The Vertical Group, L.P. and its affiliates) of 20% or more of the outstanding shares of ev3 common stock or the combined voting power of ev3’s then outstanding capital stock, (b) the current members of ev3’s board of directors, or their approved successors, cease to constitute a majority of the board of directors, (c) the approval by stockholders of a reorganization, merger or consolidation with respect to which persons who were stockholders of ev3 immediately prior to the reorganization, merger or consolidation do not own more than 50% of the combined voting power of the resulting reorganized, merged or consolidated corporation’s outstanding voting securities or (d) the approval by stockholders of the sale of all or substantially all of ev3’s assets or a dissolution or liquidation of ev3.

Term; Amendment and Termination. No award may be granted or made under the 2005 plan on or after the earlier of (a) June 6, 2015, which is the tenth anniversary of the effective date of the 2005 plan, or (b) the date on which all common stock reserved under the 2005 plan has been issued or is no longer available for use under the 2005 plan (on which date the 2005 plan will automatically terminate). ev3’s board of directors may amend the 2005 plan as it deems necessary or appropriate. No amendment may be made on or after the effective date of a change in control of ev3 to the section of the 2005 plan governing a change in control that might adversely affect any rights that otherwise would vest upon a change in control. ev3’s board of directors may suspend the granting of awards at any time and may terminate the 2005 plan at any time, however, it may not unilaterally modify, amend or cancel any award previously made without the consent of the holder of such award unless there is a dissolution or liquidation of ev3 or a corporate transaction or change in control as prescribed in the 2005 plan. The 2005 plan will be not be amended without the approval of ev3’s stockholders, to the extent such approval is required under applicable law or the rules of the stock exchange on which shares of ev3 common stock are then listed. No award may be granted after the 2005 plan is terminated, however, awards outstanding upon termination of the 2005 plan, may continue to be exercised or become free of restrictions according to their terms.

ev3 Inc. Employee Stock Purchase Plan

A general description of the material features of the ev3 Inc. Employee Stock Purchase Plan (the “ESPP”) is outlined below. This summary is qualified in its entirety by reference to the actual text of the ESPP, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Purpose. The purpose of the ESPP is to advance the interests of ev3 and its stockholders by allowing its employees to purchase shares of ev3 common stock on favorable terms through payroll deductions.

Authorized Shares. The maximum number of shares of ev3 common stock available for issuance under the ESPP is 750,000 shares (subject to appropriate adjustment in the event of any common stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange or other similar change in ev3’s corporate or capital structure). If the total number of shares that would otherwise be issuable to participants at the end of any quarterly offering period exceeds the number of shares then remaining available under the ESPP (after deduction of all shares previously purchased under the ESPP), the remaining shares will be allocated among participants on a pro rata basis.

Administration. The compensation committee of ev3’s board of directors administers the ESPP. Members of compensation committee are appointed from time to time by the board of directors, serve at the pleasure of the board of directors, and may resign at any time upon written notice to the board of directors. The compensation committee has the authority to make, administer and interpret such rules and regulations as it deems necessary to administer the ESPP.

Participation. Any employee (including any executive officer) of ev3 or any participating subsidiary, other than an employee whose customary employment with ev3 or any participating subsidiary is for 20 hours or less per week, who has been continuously employed by ev3 or a subsidiary prior to the beginning of an offering period will be eligible to participate in that offering period. An eligible employee may participate in the ESPP by completing an enrollment form and authorizing payroll deductions not later than the 15th day of the month immediately preceding the beginning of the next offering period in which the employee wishes to participate. Payroll deductions for the participant will begin with the first payroll following the beginning of the applicable offering period and will continue until the employee withdraws from, or ceases to be eligible for, the ESPP or until the termination of the ESPP. An otherwise eligible employee will not be entitled to participate in the ESPP if further participation would cause the employee to own shares of common stock and/or hold outstanding options to purchase an aggregate of more than 5% of ev3’s outstanding shares of common stock.

Offering Periods. The ESPP provides for six-month offering periods beginning on January 1 and July 1 of each year; provided, however, that the compensation committee of the board of directors may decide in its sole discretion when to commence the first offering period so long as such offering period is commenced within 12 months of the date the ESPP was first approved by the board of directors. At the beginning of each offering period, each eligible participating employee, or “participant” is granted, by operation of the ESPP, options to purchase as many shares of ev3 common stock as can be purchased with payroll deductions authorized by the participant and credited to the participant’s account during the offering period.

Payroll Deductions. By completing and filing a participation form, a participant elects to have payroll deductions made from the participant’s total cash compensation on each payday at a rate equal to any whole percentage from 1% to 10% (or such other minimum or maximum percentages as the compensation committee may from time to time establish) of the participant’s total cash compensation. Participants are not entitled to change the rate of their payroll deductions during an offering period. A participant may increase or decrease the rate of payroll deductions for subsequent offering periods by filing an amended enrollment form no later than the 15th day of the month preceding the offering period for which the change is to become effective. A participant may discontinue participation in the ESPP at any time as described below. The funds accumulated through a participant’s payroll deductions under the ESPP are credited to an account established under the ESPP for the participant. These funds are held by ev3 as part of its general assets, usable for any corporate purpose, and ev3 is not obligated to keep these funds separate from ev3’s other corporate funds. Participants will not receive any interest on the funds accumulated in their accounts from payroll deductions and may not make any separate cash payments or contributions to their accounts.

Purchase of Shares. At the beginning of each offering period, each participant is granted, by operation of the ESPP, an option to purchase as many shares of ev3 common stock as may be purchased with the payroll deductions credited to his or her account during the offering period plus the balance (if any) carried forward from the preceding offering period. Unless a participant withdraws from the ESPP as described below, the participant’s option under the ESPP will be exercised automatically at the end of the offering period to purchase the number of shares of common stock that the accumulated payroll deductions in the participant’s account will purchase at the applicable price. The number of shares of common stock that may be purchased under the ESPP, however, will be limited as follows: (i) no participant may purchase more than 2,500 shares of common stock under the ESPP in any offering period; and (ii) no participant may be granted an option under the ESPP that permits the participant to purchase common stock under the ESPP (and any other “employee stock purchase plans” of ev3) at a rate that exceeds $25,000 of fair market value of shares of ev3 common stock (determined at the time the ESPP option is granted) for each calendar year.

The purchase price of the shares will be 85% of the lower of the fair market value of ev3 common stock at the beginning of the offering period and at end of the offering period, which corresponds to the maximum discount rate permitted for plans of this type under Section 423 of the Internal Revenue Code. For this purpose, the fair market value of the ev3 common stock will be the closing sale price as of such date at the end of the regular trading session, as reported on the NASDAQ National Market or on any national exchange (or, if no shares were traded on such date as of the next preceding date on which there was such a trade).

Shares purchased in an offering period will be issued as soon as practicable after the end of the offering period. The compensation committee may determine, in its sole discretion, the manner of delivery of shares of ev3 common stock purchased under the ESPP. No participant will have any interest in any shares of common stock subject to an option under the ESPP until the ESPP option has been exercised.

Non-Transferability of Plan Options. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option under the ESPP or to receive shares of common stock under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or by designation of a beneficiary as provided in the ESPP). Any attempt at assignment, transfer, pledge or other disposition will have no effect, except that ev3 may treat such act as an election to withdraw from the ESPP, in which case the provisions described below will apply.

Withdrawal and Termination of Employment. A participant may terminate participation in the ESPP and withdraw all, but not less than all, of the payroll deductions credited to the participant’s account under the ESPP prior to the end of any offering period by giving written notice to ev3 no later than the 15th day of the last month of the offering period. The notice must state the participant’s desire to terminate involvement in the ESPP, specify a termination date and request the withdrawal of all of the participant’s payroll deductions held under the ESPP. All of the payroll deductions credited to the participant’s account will be paid to the participant as soon as practicable after the termination date specified in the notice (or, if no date is specified, as soon as practicable after receipt of the notice of termination and withdrawal), the ESPP option for the offering period will automatically be canceled, and no further payroll deductions will be made during the offering period or for any subsequent offering period unless a new enrollment form is filed. A participant’s withdrawal from an offering period will not have any effect upon the participant’s eligibility to participate in a succeeding offering period or in any similar plan that ev3 may adopt.

Following the termination of a participant’s employment for any reason, including retirement, death or disability, the payroll deductions credited to the participant’s account will be returned to the participant (or, in the case of the participant’s death, to the representative of the participant’s estate) and the participant’s ESPP option will automatically be canceled. A transfer of employment between ev3 and a subsidiary or between subsidiaries and absences or leaves approved by ev3 are not considered termination of employment under the ESPP.

Item 9.01                                             Financial Statements and Exhibits.

(d)              Exhibits.

Exhibit No.	Description
10.1	ev3 Inc. Amended and Restated 2005 Incentive Stock Plan (filed herewith)
10.2	ev3 Inc. Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.24 to ev3 Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (File No. 000-51348)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 10, 2006	ev3 Inc.

		By:	/s/ L. Cecily Hines
Name:L. Cecily Hines
Title: Vice President, Secretary and Chief Legal Officer

ev3 Inc.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
10.1	ev3 Inc. Amended and Restated 2005 Incentive Stock Plan	Filed herewith
10.2	ev3 Inc. Employee Stock Purchase Plan	Incorporated by reference to Exhibit 10.24 to ev3 Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (File No. 000-51348)